Senior Housing Properties Trust Fourth Quarter 2017 Supplemental Operating and Financial Data All amounts in this report are unaudited. 11 Fan Pier Blvd. & 50 Northern Ave., Boston, MA Tenant: Vertex Pharmaceuticals Square Feet: 1,651,000 Exhibit 99.2

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 2 TABLE OF CONTENT S TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS 10 Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Consolidated Statements of Income 13 Consolidated Statements of Income (Additional Data) 14 Consolidated Statements of Cash Flows 15 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios, Coverage Ratios and Public Debt Covenants 18 Summary of Capital Expenditures 19 Property Acquisitions / Dispositions Information Since January 1, 2017 20 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 21 Consolidated Net Operating Income (NOI) and Cash Basis NOI 22 Same Property NOI and Cash Basis NOI 23 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended December 31, 2017 and 2016 24 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Years Ended December 31, 2017 and 2016 25 Calculation and Reconciliation of EBITDA and Adjusted EBITDA 26 Calculation and Reconciliation of Funds From Operations (FFO) and Normalized FFO 27 Definitions of Certain Non-GAAP Financial Measures 28 PORTFOLIO INFORMATION 29 Portfolio Summary by Geographic Diversification and Property Type 30 Portfolio Summary by Property Type and Tenant 31 Occupancy by Property Type and Tenant 32 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 33 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 34 Managed Senior Living Communities Segment and Same Property – Results of Operations 35 MOB Portfolio Segment and Same Property - Results of Operations (Three Months Ended December 31, 2017 and 2016) 36 MOB Portfolio Segment and Same Property - Results of Operations (Years Ended December 31, 2017 and 2016) 37 MOB Leasing Summary 38 Tenants Representing 1% or More of Total Annualized Rental Income 39 Portfolio Lease Expiration Schedule 40

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 3 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", "ESTIMATE", "WILL", "MAY" AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RETAIN OUR EXISTING TENANTS, ATTRACT NEW TENANTS AND MAINTAIN OR INCREASE CURRENT RENTAL RATES, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • OUR ACQUISITIONS AND SALES OF PROPERTIES, • THE ABILITY OF THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES TO MAINTAIN AND INCREASE OCCUPANCY, REVENUES AND OPERATING INCOME AT THOSE COMMUNITIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • OUR BELIEF THAT THE AGING U.S. POPULATION AND INCREASING LIFE SPANS OF SENIORS WILL INCREASE THE DEMAND FOR SENIOR LIVING SERVICES, WELLNESS CENTERS AND OTHER MEDICAL AND HEALTHCARE RELATED PROPERTIES, • OUR BELIEF THAT FIVE STAR SENIOR LIVING INC., OR FIVE STAR, OUR FORMER SUBSIDIARY AND LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES, HAS ADEQUATE FINANCIAL RESOURCES AND LIQUIDITY AND THE ABILITY TO MEET ITS OBLIGATIONS TO US AND TO MANAGE OUR SENIOR LIVING COMMUNITIES SUCCESSFULLY, AND • OTHER MATTERS.

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 4 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS AND MANAGERS, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES, • THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, AS AMENDED BY THE HEALTH CARE AND EDUCATION RECONCILIATION ACT, OR COLLECTIVELY, THE ACA, OR THE POSSIBLE FUTURE REPEAL, REPLACEMENT OR MODIFICATION OF THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS ON US, ON OUR TENANTS AND MANAGERS, AND ON THEIR ABILITY TO PAY OUR RENTS AND RETURNS, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEE, FIVE STAR, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • FIVE STAR IS OUR LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES AND IT MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO: • CHANGES IN MEDICARE OR MEDICAID POLICIES, INCLUDING THOSE THAT MAY RESULT FROM THE ACA OR THE POSSIBLE FUTURE REPEAL, REPLACEMENT OR MODIFICATION OF THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS, WHICH COULD RESULT IN REDUCED MEDICARE OR MEDICAID RATES OR A FAILURE OF SUCH RATES TO COVER FIVE STAR'S COSTS OR LIMIT THE SCOPE OR FUNDING OF EITHER OR BOTH PROGRAMS, • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON FIVE STAR AND ITS RESIDENTS AND OTHER CUSTOMERS, • COMPETITION WITHIN THE SENIOR LIVING SERVICES BUSINESS, • INCREASES IN TORT AND INSURANCE LIABILITY COSTS, • INCREASES IN COMPLIANCE COSTS, AND • INCREASES IN FIVE STAR'S LABOR COSTS OR IN COSTS FIVE STAR PAYS FOR GOODS AND SERVICES. • IF FIVE STAR'S OPERATIONS CONTINUE TO BE UNPROFITABLE, IT MAY DEFAULT ON ITS RENT OBLIGATIONS TO US, • IF FIVE STAR FAILS TO PROVIDE QUALITY SERVICES AT SENIOR LIVING COMMUNITIES THAT WE OWN, OUR INCOME FROM THESE COMMUNITIES MAY BE ADVERSELY AFFECTED, • IN RESPONSE TO COMPETITIVE PRESSURES RESULTING FROM RECENT AND EXPECTED NEW SUPPLY OF SENIOR LIVING COMMUNITIES, WE HAVE BEEN INVESTING IN IMPROVEMENTS TO OUR EXISTING SENIOR LIVING COMMUNITIES. OUR COMMUNITIES MAY FAIL TO BE COMPETITIVE AND THEY MAY FAIL TO ATTRACT RESIDENTS, DESPITE OUR CAPITAL INVESTMENTS, • OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND DEFAULT ON THEIR RENT OBLIGATIONS TO US, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE AND OPERATE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND ARRANGE FOR THEIR PROFITABLE OPERATION OR LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING EXPENSES, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT CONTRACTS OR LEASE TERMS FOR NEW PROPERTIES, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES AND ANY RELATED LEASES OR MANAGEMENT ARRANGEMENTS WE MAY EXPECT TO ENTER INTO MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, • WE EXPECT TO ENTER INTO ADDITIONAL LEASE OR MANAGEMENT ARRANGEMENTS WITH FIVE STAR FOR ADDITIONAL SENIOR LIVING COMMUNITIES THAT WE OWN OR MAY ACQUIRE IN THE FUTURE. HOWEVER, WE CANNOT BE SURE THAT WE WILL ENTER INTO ANY ADDITIONAL LEASES, MANAGEMENT ARRANGEMENTS OR OTHER TRANSACTIONS WITH FIVE STAR,

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 5 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $3.1 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOANS AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • FOR THE THREE MONTHS ENDED DECEMBER 31, 2017, APPROXIMATELY 97% OF OUR NOI WAS GENERATED FROM PROPERTIES WHERE A MAJORITY OF THE REVENUES ARE DERIVED FROM OUR TENANTS’ AND RESIDENTS’ PRIVATE RESOURCES. THIS MAY IMPLY THAT WE WILL MAINTAIN OR INCREASE THE PERCENTAGE OF OUR NOI GENERATED FROM PRIVATE RESOURCES AT OUR SENIOR LIVING COMMUNITIES. HOWEVER, OUR RESIDENTS AND PATIENTS MAY BECOME UNABLE TO FUND OUR CHARGES WITH PRIVATE RESOURCES AND WE MAY BE REQUIRED OR MAY ELECT FOR BUSINESS REASONS TO ACCEPT OR PURSUE REVENUES FROM GOVERNMENT SOURCES, WHICH COULD RESULT IN AN INCREASED PART OF OUR NOI AND REVENUE BEING GENERATED FROM GOVERNMENT PAYMENTS AND OUR BECOMING MORE DEPENDENT ON GOVERNMENT PAYMENTS, • CIRCUMSTANCES THAT ADVERSELY AFFECT THE ABILITY OF SENIORS OR THEIR FAMILIES TO PAY FOR OUR TENANTS' AND MANAGER'S SERVICES, SUCH AS ECONOMIC DOWNTURNS, WEAK HOUSING MARKET CONDITIONS, HIGHER LEVELS OF UNEMPLOYMENT AMONG OUR RESIDENTS' FAMILY MEMBERS, LOWER LEVELS OF CONSUMER CONFIDENCE, STOCK MARKET VOLATILITY AND/OR CHANGES IN DEMOGRAPHICS GENERALLY COULD AFFECT THE PROFITABILITY OF OUR SENIOR LIVING COMMUNITIES, • AS OF DECEMBER 31, 2017, WE HAD ESTIMATED UNSPENT LEASING RELATED OBLIGATIONS OF $20.7 MILLION. IT IS DIFFICULT TO ACCURATELY ESTIMATE TENANT SPACE PREPARATION COSTS. OUR UNSPENT LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT, AND WE MAY INCUR INCREASING AMOUNTS FOR THESE AND SIMILAR PURPOSES IN THE FUTURE, • WE MAY NOT BE ABLE TO SELL PROPERTIES THAT WE MAY DETERMINE TO OFFER FOR SALE ON TERMS ACCEPTABLE TO US OR OTHERWISE, AND WE MAY INCUR LOSSES ON ANY SUCH SALES OR IN CONNECTION WITH DECISIONS TO PURSUE SELLING OUR PROPERTIES, • WE AGREED TO SELL THREE SENIOR LIVING COMMUNITIES FOR $313.0 MILLION, EXCLUDING CLOSING COSTS. THESE SALES ARE SUBJECT TO CONDITIONS. THESE CONDITIONS MAY NOT BE MET AND THESE SALES MAY NOT OCCUR, MAY BE DELAYED BEYOND THE FIRST QUARTER OF 2018 OR THEIR TERMS MAY CHANGE, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING FIVE STAR, RMR LLC, RMR INC., ABP TRUST, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • RMR INC. MAY REDUCE THE AMOUNT OF ITS DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • OUR SENIOR LIVING COMMUNITIES ARE SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, LICENSURE AND OVERSIGHT. WE SOMETIMES EXPERIENCE DEFICIENCIES IN THE OPERATION OF OUR SENIOR LIVING COMMUNITIES AND SOME OF OUR COMMUNITIES MAY BE PROHIBITED FROM ADMITTING NEW RESIDENTS OR OUR LICENSE TO CONTINUE OPERATIONS AT A COMMUNITY MAY BE REVOKED. ALSO, OPERATING DEFICIENCIES OR A LICENSE REVOCATION AT ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES MAY HAVE AN ADVERSE IMPACT ON OUR ABILITY TO OBTAIN LICENSES FOR, OR ATTRACT RESIDENTS TO, OUR OTHER COMMUNITIES, AND • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NEW LEGISLATION OR REGULATIONS AFFECTING OUR BUSINESS OR THE BUSINESSES OF OUR TENANTS OR MANAGERS, CHANGES IN OUR TENANTS' OR MANAGERS' REVENUES OR COSTS, CHANGES IN OUR TENANTS' OR MANAGERS' FINANCIAL CONDITIONS, DEFICIENCIES IN OPERATIONS BY A TENANT OR MANAGER OF ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES, CHANGED MEDICARE OR MEDICAID RATES, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 6 CORPORATE INFORMATION 6 2265 North Lakeshore Drive, Rockwall, TX Tenant: Texas Health Presbyterian Hospital Square Feet: 16,605

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 7 COM PAN Y PROFIL E The Company: Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, or SNFs, wellness centers, and properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, located throughout the U.S. We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index. Management: SNH is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly owned REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Select Income REIT, a REIT that is focused on owning and investing in single tenant properties, Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. area that are leased to government and private sector tenants, and Industrial Logistics Properties Trust, a REIT that owns and leases industrial and logistics properties. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities (including some of the senior living communities that SNH owns), and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of December 31, 2017, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 52,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Corporate Headquarters: Two Newton Place 255 Washington Street Suite 300 Newton, MA 02458-1634 (t) (617)796-8350 (f) (617)796-8349 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: SNH 5.625% Senior Notes due 2042: SNHNI 6.250% Senior Notes due 2046: SNHNL Senior Unsecured Debt Ratings: Moody's: Baa3 Standard & Poor's: BBB- COMPANY PROFILE

INVESTOR INFORMATION

INVESTOR INFORMATION

Board of Trustees

John L. Harrington
Independent Trustee

Lisa Harris Jones
Independent Trustee

Jeffrey P. Somers
Lead Independent Trustee

Adam D. Portnoy
Managing Trustee

Senior Management

David J. Hegarty
President & Chief Operating Officer

Richard W. Siedel, Jr.
Chief Financial Officer & Treasurer

Contact Information

Investor Relations
Senior Housing Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350
(f) (617) 796-8349
(email) info@snhreit.com
(website) www.snhreit.com

Inquiries
Financial inquiries should be directed to Richard W. Siedel, Jr.
Chief Financial Officer & Treasurer, at (617) 796-8223,
or rsiedel@snhreit.com.

Investor and media inquiries should be directed to
Brad Shepherd, Director, Investor Relations, at
(617) 796-8234, or bshepherd@snhreit.com.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
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RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch
Juan Sanabria
(646) 855-1589
juan.sanabria@baml.com

Cantor Fitzgerald
Joseph France
(212) 915-1239
jfrance@cantor.com

FBR & Co.
Bryan Maher
(646) 885-5423
bmaher@fbr.com

Jefferies & Company
Omotayo Okusanya
(212) 336-7076
tokusanya@jefferies.com

JMP Securities
Peter Martin
(415) 835-8904
pmartin@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Robert W. Baird & Co.
Drew Babin
(610) 238-6634
dbabin@wbaird.com

UBS
Nick Yulico
(212) 713-3402
nick.yulico@ubs.com

Wells Fargo Securities
Todd Stender
(212) 214-8067
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Michael Souers
(212) 438-2508
michael.souers@standardandpoors.com

SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 10 FINANCIALS Rio Las Palmas, Stockton, CA Tenant: Five Star Senior Living 164 Living Units 10

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Selected Balance Sheet Data:					
Total gross assets (1)	$ 8,748,496	$ 8,663,101	$ 8,610,002	$ 8,597,102	$ 8,498,470
Total assets	$ 7,294,019	$ 7,187,741	$ 7,183,620	$ 7,220,204	$ 7,227,754
Total liabilities	$ 4,016,831	$ 3,900,186	$ 3,842,841	$ 3,801,180	$ 4,028,349
Total equity	$ 3,277,188	$ 3,287,555	$ 3,340,779	$ 3,419,024	$ 3,199,405
Selected Income Statement Data:					
Total revenues (2)	$ 278,566	$ 266,679	$ 265,013	$ 264,561	$ 274,296
Net income	$ 66,328	$ 35,793	$ 17,402	$ 32,281	$ 42,885
Net income attributable to common shareholders	$ 65,000	$ 34,414	$ 16,042	$ 32,155	$ 42,885
Net Operating Income (NOI) (3)	$ 173,701	$ 161,965	$ 162,218	$ 163,504	$ 173,275
Adjusted EBITDA (4)	$ 107,187	$ 151,515	$ 151,808	$ 152,984	$ 162,505
Funds from Operations (FFO) (5)	$ 81,039	$ 95,728	$ 85,488	$ 104,874	$ 117,522
Normalized FFO (5) (6)	$ 59,246	$ 104,024	$ 103,601	$ 108,432	$ 118,601
Per Common Share Data (basic and diluted):					
Net income attributable to common shareholders	$ 0.27	$ 0.14	$ 0.07	$ 0.14	$ 0.18
FFO (5)	$ 0.34	$ 0.40	$ 0.36	$ 0.44	$ 0.50
Normalized FFO (5)	$ 0.25	$ 0.44	$ 0.44	$ 0.46	$ 0.50
Dividends:					
Annualized distribution paid per common share (6)	$ 1.56	$ 1.56	$ 1.56	$ 1.56	$ 1.56
Annualized distribution yield (at end of period) (6)	8.1%	8.0%	7.6%	7.7%	8.2%
Normalized FFO payout ratio (basic and diluted) (5) (6)	156.0%	88.6%	88.6%	85.4%	78.1%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) In each of the fourth quarters of 2017 and 2016, we recognized $10.2 million of percentage rent for the years ended December 31, 2017 and 2016.
(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount.
(4) See page 26 for the calculation of EBITDA and Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to these amounts.
(5) See page 27 for the calculation of FFO and Normalized FFO and a reconciliation of net income attributable to common shareholders determined in accordance with GAAP to these amounts. Excluding business management incentive fee expense of $55,740 for the three months ended December 31, 2017, Normalized FFO per share and the Normalized FFO payout ratio would have been $0.48 and 81.3%, respectively.
(6) Stated amounts reflect the annualized regular quarterly distribution rates per share. Annualized distribution yield is the annualized distribution paid during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the period.

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Supplemental Operating and Financial Data, December 31, 2017
11

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 12 CONDENSED CONSOLID ATED BALANCE SHEET S As of December 31, 2017 As of December 31, 2016 ASSETS Real estate properties: Land $ 824,879 $ 792,728 Buildings and improvements 6,999,884 6,824,819 7,824,763 7,617,547 Accumulated depreciation (1,454,477) (1,270,716) 6,370,286 6,346,831 Cash and cash equivalents 31,238 31,749 Restricted cash 16,083 3,829 Acquired real estate leases and other intangible assets, net 472,265 514,446 Other assets, net 404,147 330,899 Total assets $ 7,294,019 $ 7,227,754 LIABILITIES AND EQUITY Unsecured revolving credit facility $ 596,000 $ 327,000 Unsecured term loans, net 547,460 547,058 Senior unsecured notes, net 1,725,662 1,722,758 Secured debt and capital leases, net 805,404 1,117,649 Accrued interest 17,987 18,471 Assumed real estate lease obligations, net 96,018 106,038 Other liabilities 228,300 189,375 Total liabilities 4,016,831 4,028,349 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,630,409 and 237,544,479 shares issued and outstanding at December 31, 2017 and 2016, respectively 2,376 2,375 Additional paid in capital 4,609,316 4,533,456 Cumulative net income 1,766,495 1,618,885 Cumulative other comprehensive income 87,231 34,549 Cumulative distributions (3,360,468) (2,989,860) Total equity attributable to common shareholders 3,104,950 3,199,405 Noncontrolling interest: Total equity attributable to noncontrolling interest 172,238 — Total equity 3,277,188 3,199,405 Total liabilities and equity $ 7,294,019 $ 7,227,754 CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share and per share data)

CONSOLIDATED STATEMENTS OF INCOME

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended December 31, 2017	For the Three Months Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Revenues:				
Rental income	$ 179,585	$ 175,277	$ 681,022	$ 666,200
Residents fees and services	98,981	99,019	393,797	391,822
Total revenues	278,566	274,296	1,074,819	1,058,022
Expenses:				
Property operating expenses	104,865	101,021	413,430	399,790
Depreciation and amortization	67,398	72,893	276,861	287,831
General and administrative	45,813	11,619	103,702	46,559
Acquisition and certain other transaction related costs	255	642	547	2,085
Impairment of assets	—	1,744	5,082	18,674
Total expenses	218,331	187,919	799,622	754,939
Operating income	60,235	86,377	275,197	303,083
Dividend income	659	659	2,637	2,108
Interest and other income	83	99	406	430
Interest expense	(40,625)	(43,737)	(165,019)	(167,574)
Loss on early extinguishment of debt	—	(437)	(7,627)	(526)
Income from continuing operations before income tax expense and equity in earnings of an investee	20,352	42,961	105,594	137,521
Income tax expense	(154)	(106)	(454)	(424)
Equity in earnings of an investee	75	30	608	137
Income before gain on sale of properties	20,273	42,885	105,748	137,234
Gain on sale of properties	46,055	—	46,055	4,061
Net income	66,328	42,885	151,803	141,295
Net income attributable to noncontrolling interest	(1,328)	—	(4,193)	—
Net income attributable to common shareholders	$ 65,000	$ 42,885	$ 147,610	$ 141,295
Weighted average common shares outstanding (basic)	237,467	237,391	237,420	237,345
Weighted average common shares outstanding (diluted)	237,475	237,393	237,452	237,382
Per common share data (basic and diluted):				
Net income attributable to common shareholders	$ 0.27	$ 0.18	$ 0.62	$ 0.60

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

13

CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA)

CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA)

(dollars in thousands)

	For the Three Months Ended December 31,		For the Year Ended December 31,	
	2017	2016	2017	2016
Additional Data:				
General and administrative expenses / total revenues (1)	16.4%	4.2%	9.6%	4.4%
General and administrative expenses / total assets (at end of period) (1)	0.6%	0.2%	1.4%	0.6%
Non-cash stock based compensation	$ 530	$ 61	$ 2,155	$ 2,195
Business management incentive fees (2)	$ 33,693	$ —	$ 55,740	$ —
Continuing Operations:				
Straight line rent included in rental income (3)	$ 3,473	$ 4,006	$ 13,958	$ 17,604
Lease value amortization included in rental income (3)	$ 1,386	$ 1,147	$ 5,349	$ 4,941
Amortization of deferred financing fees and debt premiums / discounts	$ 1,231	$ 1,457	$ 5,282	$ 5,729
Non-cash amortization included in property operating expenses (4)	$ 200	$ 199	$ 798	$ 798
Non-cash amortization included in general and administrative expenses (4)	$ 744	$ 744	$ 2,974	$ 2,974

(1) General and administrative expenses include business management incentive fee expense of $33,693 and $55,740 for the three months and year ended December 31, 2017, respectively. Excluding business management incentive fee expense, general and administrative expenses / total revenues would have been 4.4% and 4.5% for the three months and year ended December 31, 2017, respectively, and general and administrative expenses / total assets (at end of period) would have been 0.2% and 0.7% for the three months and year ended December 31, 2017, respectively.

(2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. The increases in these amounts in 2017 compared to the comparable 2016 periods are due to our outperformance of the SNL U.S. REIT Healthcare Index during the applicable three year measurement period.

(3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

14

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 15 CONSOLID ATED S TA TEMENTS OF CASH FLOW S CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) For the Year Ended December 31, 2017 2016 Cash flows from operating activities: Net income $ 151,803 $ 141,295 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 276,861 287,831 Amortization of debt issuance costs and debt discounts and premiums 5,282 5,729 Straight line rental income (13,958) (17,604) Amortization of acquired real estate leases and other intangible assets (5,349) (4,941) Loss on early extinguishment of debt 7,627 526 Impairment of assets 5,082 18,674 Gain on sale of properties (46,055) (4,061) Other non-cash adjustments (3,772) (3,772) Equity in earnings of an investee (608) (137) Change in assets and liabilities: Restricted cash (12,254) 2,326 Other assets (5,197) (1,548) Accrued interest (484) 1,497 Other liabilities 48,072 992 Net cash provided by operating activities 407,050 426,807 Cash flows from investing activities: Real estate acquisitions and deposits (159,290) (227,072) Real estate improvements (117,213) (99,663) Proceeds from sale of properties 55,068 33,866 Net cash used for investing activities (221,435) (292,869) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes — 250,000 Proceeds from borrowings on revolving credit facility 764,000 662,000 Proceeds from issuance of secured debt — 620,000 Repayments of borrowings on revolving credit facility (495,000) (1,110,000) Repayment of other debt (313,964) (178,418) Loss on early extinguishment of debt settled in cash (5,485) (470) Payment of debt issuance costs (6,845) (12,016) Repurchase of common shares (341) (452) Proceeds from noncontrolling interest, net 255,931 — Distributions to noncontrolling interest (13,814) — Distributions to shareholders (370,608) (370,489) Net cash used for financing activities (186,126) (139,845) Decrease in cash and cash equivalents: (511) (5,907) Cash and cash equivalents at beginning of period 31,749 37,656 Cash and cash equivalents at end of period $ 31,238 $ 31,749 Supplemental cash flows information: Interest paid $ 160,221 $ 160,348 Income taxes paid $ 441 $ 435

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)
As of December 31, 2017

	Coupon Rate	Interest Rate [1]	Principal Balance [2]	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:						
Unsecured Floating Rate Debt:						
Unsecured revolving credit facility (LIBOR + 120 b.p.) [3]	2.675%	2.675%	$ 596,000	1/15/2022	$ 596,000	4.0
Unsecured term loan (LIBOR + 140 b.p.) [4]	2.761%	2.761%	350,000	1/15/2020	350,000	2.0
Unsecured term loan (LIBOR + 135 b.p.) [5]	2.919%	2.919%	200,000	9/28/2022	200,000	4.7
Weighted average rate / total unsecured floating rate debt	**2.744%**	**2.744%**	**$ 1,146,000**		**$ 1,146,000**	**3.6**
Unsecured Fixed Rate Debt:						
Senior notes due 2019	3.250%	3.250%	$ 400,000	5/1/2019	$ 400,000	1.3
Senior notes due 2020	6.750%	6.750%	200,000	4/15/2020	200,000	2.3
Senior notes due 2021	6.750%	6.750%	300,000	12/15/2021	300,000	4.0
Senior notes due 2024	4.750%	4.750%	250,000	5/1/2024	250,000	6.3
Senior notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	24.6
Senior notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	28.1
Weighted average rate / total unsecured fixed rate debt	**5.368%**	**5.368%**	**$ 1,750,000**		**$ 1,750,000**	**11.1**
Weighted average rate / total unsecured debt	**4.329%**	**4.329%**	**$ 2,896,000**		**$ 2,896,000**	**8.1**
Secured Debt:						
Secured Fixed Rate Debt:						
Mortgages - secured by 1 property	6.310%	4.450%	$ 12,552	10/1/2018	$ 12,352	0.8
Mortgages - secured by 1 property	6.240%	4.550%	11,858	10/1/2018	11,697	0.8
Mortgage - secured by 10 properties	4.470%	4.350%	67,749	10/5/2018	66,196	0.8
Mortgage - secured by 1 property	4.690%	4.280%	6,430	1/1/2019	6,271	1.0
Mortgage - secured by 4 properties	3.790%	4.270%	43,558	7/1/2019	42,184	1.5
Mortgage - secured by 1 property	7.490%	7.490%	2,603	1/1/2022	62	4.0
Mortgage - secured by 1 property	6.280%	5.170%	13,741	7/1/2022	10,744	4.5
Mortgage - secured by 1 property	4.850%	3.790%	11,392	10/1/2022	10,479	4.8
Capital leases - 2 properties	7.700%	7.700%	10,694	4/30/2026	—	8.3
Mortgages - secured by 1 property [6]	3.530%	3.530%	620,000	8/1/2026	620,000	8.6
Mortgage - secured by 1 property	6.250%	6.250%	2,395	2/1/2033	26	15.1
Mortgage - secured by 1 property [7]	4.375%	4.375%	4,338	9/1/2043	23	25.7
Weighted average rate / total secured fixed rate debt	**3.861%**	**3.786%**	**$ 807,310**		**$ 780,034**	**7.2**
Weighted average rate / total debt	**4.227%**	**4.211%**	**$ 3,703,310**		**$ 3,676,034**	**7.9**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.
(2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.
(3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of December 31, 2017 and excludes the 25 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year.
(4) Represents amount outstanding under our $350,000 term loan.
(5) Represents amount outstanding under our $200,000 term loan.
(6) The property encumbered by these mortgages is owned by a joint venture in which we own a 55% equity interest.
(7) In January 2018, we prepaid this secured debt.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
16

DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE

(dollars in thousands)
As of December 31, 2017

Year	Unsecured Floating Rate Debt	% of Total	Unsecured Fixed Rate Debt	% of Total	Secured Fixed Rate Debt [1]	% of Total	Total	% of Total
2018	$ —		$ —		$ 95,811		$ 95,811	
2019	—		400,000		51,592		451,592	
2020	350,000 [2]		200,000		2,869		552,869	
2021	—		300,000		3,102		303,102	
2022	796,000 [3] [4]		—		23,227		819,227	
2023 [5]	—		—		1,713		1,713	
2024	—		250,000		1,871		251,871	
2025	—		—		2,042		2,042	
2026	—		—		620,951		620,951	
Thereafter [6]	—		600,000		4,132 [7]		604,132	
Principal balance	$ 1,146,000		$ 1,750,000		$ 807,310		$ 3,703,310	
Unamortized debt issuance costs, premiums and discounts	(2,540)		(24,338)		(1,906)		(28,784)	
Total debt, net	$ 1,143,460	31.1%	$ 1,725,662	47.0%	$ 805,404	21.9%	$ 3,674,526	100.0%

(1) Includes $10,694 of capital lease obligations due in April 2026.
(2) Represents the amount outstanding under our $350,000 term loan at December 31, 2017.
(3) Includes $596,000 outstanding under our $1,000,000 revolving credit facility at December 31, 2017. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year.
(4) Includes the amount outstanding under our $200,000 term loan at December 31, 2017.
(5) Excludes the approximately $16,800 of mortgage debt with a maturity date in 2023 and an annual interest rate of 6.64% that we assumed in February 2018.
(6) Excludes the $500,000 of 4.75% senior unsecured notes due 2028 that we issued in February 2018.
(7) In January 2018, we prepaid this secured debt.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
17

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Leverage Ratios:					
Total debt (book value) (1) / total gross assets (2)	42.0%	41.1%	40.9%	40.5%	43.4%
Total debt (book value) (1) / gross book value of real estate assets (3)	43.3%	42.0%	41.7%	42.0%	45.0%
Total debt (book value) (1) / total market capitalization (4)	44.5%	43.4%	42.0%	42.0%	45.2%
Secured debt (book value) (1) / total assets	11.0%	11.3%	11.4%	15.4%	15.5%
Variable rate debt (book value) (1) / total debt (book value) (1)	31.1%	28.6%	27.9%	18.5%	23.5%
Coverage Ratios:					
Adjusted EBITDA (5) / interest expense	3.5x	3.8x	3.7x	3.5x	3.7x
Total debt (book value) (1) / annualized Adjusted EBITDA (5)	6.5x	5.9x	5.8x	5.7x	5.7x
Public Debt Covenants:					
Total debt / adjusted total assets (6) - allowable maximum 60.0%	41.9%	41.5%	41.5%	41.3%	44.3%
Secured debt / adjusted total assets (6) - allowable maximum 40.0%	9.1%	9.4%	9.6%	13.1%	13.3%
Consolidated income available for debt service (7) / debt service - required minimum 1.50x	3.72x	3.96x	4.09x	3.75x	3.80x
Total unencumbered assets (6) / unsecured debt - required minimum 150.0%	250.2%	254.9%	255.2%	273.2%	247.4%

(1) Debt amounts are net of certain unamortized premiums, discounts and certain issuance costs.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 26 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. Adjusted EBITDA includes business management incentive fee expense of $55,740 for both the three months and year ended December 31, 2017. Excluding business management incentive fee expense, Adjusted EBITDA / interest expense and Total debt (book value) / annualized Adjusted EBITDA would have been 3.8x and 5.9x, respectively, for the three months ended December 31, 2017.
(6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before depreciation, but after impairment write downs, and exclude accounts receivable and intangible assets.
(7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
18

SUMMARY OF CAPITAL EXPENDITURES

SNH

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
MOB tenant improvements (1)	$ 3,487	$ 1,951	$ 1,575	$ 2,265	$ 7,569
MOB leasing costs (2)	2,097	3,036	2,108	1,090	1,875
MOB building improvements (3)	5,222	4,440	3,689	1,583	2,890
Managed senior living communities capital improvements	2,402	2,739	3,150	3,786	5,510
Recurring capital expenditures	13,208	12,166	10,522	8,724	17,844
Development, redevelopment and other activities (4)	6,501	4,595	7,530	9,492	7,165
Total capital expenditures (5)	$ 19,709	$ 16,761	$ 18,052	$ 18,216	$ 25,009
MOB avg. sq. ft. during period	11,839	11,506	11,552	11,492	11,416
Managed senior living communities avg. units during period	8,925	8,807	8,802	8,793	8,793
MOB building improvements per avg. sq. ft. during period	$ 0.44	$ 0.39	$ 0.32	$ 0.14	$ 0.25
Managed senior living communities capital improvements per avg. unit during period	$ 269	$ 311	$ 358	$ 431	$ 627

(1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements.
(3) MOB building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time of a property acquisition and incurred within a short period after acquiring the property and (2) capital expenditure projects that reposition a property or result in new sources of revenue.
(5) During the three months and year ended December 31, 2017, we invested $10.7 million and $51.9 million, respectively, in revenue producing capital improvements at certain of our triple net leased senior living communities, and as a result, annual rents payable to us increased by approximately $1.6 million and $4.9 million, respectively, pursuant to the terms of the applicable leases. These capital improvement amounts are not included in the table above.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
19

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2017

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2017

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

Managed Senior Living Acquisitions: (1)

Date Acquired	Location	Type of Property	Number of Properties (Buildings)	Units	Purchase Price (2)	Purchase Price per Unit	Initial Lease / Cap Rate (3)	Tenant
12/27/2017	Kokomo, IN	Assisted Living	1 (1)	114	$ 16,900	$ 148	7.4%	Our TRS
12/27/2017	Dothan, AL	Independent Living	1 (1)	115	22,250	$ 193	7.4%	Our TRS
1/19/2018	Loudon, TN	Assisted Living	1 (1)	88	19,667	$ 223	7.4%	Our TRS
2/1/2018	Prescott, AZ	Assisted Living	1 (1)	127	22,250	$ 175	7.4%	Our TRS
Total/Weighted Average: Managed Senior Living Acquisitions			4 (4)	444	$ 81,067	$ 183	7.4%	

MOB Acquisitions:

Type	Date Acquired	Location	Number of Properties (Buildings)	Sq. Ft.	Purchase Price (2)	Purchase Price per Sq. Ft.	Cap Rate (3)	Weighted Average Remaining Lease Term (4)	Occupancy (5)	Major Tenant
Medical Office	1/17/2017	Mission, KS	1 (1)	117	$ 15,071	$ 129	7.7%	10.6	100%	University of Kansas Health System
Life Science	7/12/2017	Rockville, MD	1 (1)	59	16,218	$ 275	9.5%	3.9	100%	Multiple
Medical Office	10/2/2017	Minnetonka, MN	1 (1)	150	16,650	$ 111	13.1%	1.8	100%	United HealthCare Services, Inc.
Life Science	10/11/2017	Durham, NC	1 (1)	105	21,861	$ 208	8.7%	4.6	100%	Multiple
Life Science	11/14/2017	Brisbane, CA	1 (1)	63	26,500	$ 421	8.9%	8.7	100%	Ultragenyx Pharmaceuticals Inc.
Medical Office	12/22/2017	Norfolk, VA	1 (1)	136	15,569	$ 114	8.1%	6.9	81%	Multiple
Life Science	1/3/2018	Overland Park, KS	1 (1)	239	44,600	$ 187	9.4%	5.8	100%	IQVIA
Medical Office	1/22/2018	Creve Coeur, MO	1 (1)	82	21,825	$ 266	8.0%	4.0	90%	Signature Health Services, Inc.
Life Science	1/25/2018	San Jose, CA	1 (1)	79	24,729	$ 313	8.5%	8.1	100%	Complete Genomics, Inc.
	Total / Weighted Average: MOB Acquisitions		9 (9)	1,030	$ 203,023	$ 197	9.1%	6.1		

Dispositions: (6)

Date Sold	Location	Type of Property	Number of Properties (Buildings)	Sale Price (7)
12/29/2017	Arlington, VA	Independent Living	1 (1)	$ 55,000

(1) In August 2017, we acquired a land parcel from Five Star adjacent to a senior living community located in Delaware that we lease to Five Star for $0.8 million, excluding closing costs. This land parcel acquisition is excluded from the table above.
(2) Represents the purchase price, including assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any.
(3) Represents the ratio of the estimated GAAP-based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs.
(4) Weighted average remaining lease term based on rental income at the time of acquisition.
(5) Occupancy based on leasable square feet as of the acquisition date.
(6) In March 2017, we entered into a joint venture arrangement with a sovereign institutional investor for one of our MOBs (two buildings) located in Boston, MA. The investor contributed approximately $260.9 million for a 45% equity interest in the joint venture, and we retained the remaining 55% equity interest in the joint venture. The investment amount was based on a property valuation of $1.2 billion less $620.0 million of existing mortgage debts on the property at the time of the investment.
(7) Represents the gross contract sales price plus purchase price adjustments, if any, excluding closing costs.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
20

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI

SNH

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(amounts in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	12/31/2017	12/31/2016
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 179,585	$ 168,348	$ 166,647	$ 166,443	$ 175,277	$ 681,022	$ 666,200
Residents fees and services	98,981	98,331	98,366	98,118	99,019	393,797	391,822
Total revenues	278,566	266,679	265,013	264,561	274,296	1,074,819	1,058,022
Property operating expenses	(104,865)	(104,714)	(102,795)	(101,057)	(101,021)	(413,430)	(399,790)
Property net operating income (NOI):	173,701	161,965	162,218	163,504	173,275	661,389	658,232
Non-cash straight line rent adjustments	(3,473)	(3,621)	(3,435)	(3,429)	(4,006)	(13,958)	(17,604)
Lease value amortization	(1,386)	(1,352)	(1,320)	(1,291)	(1,147)	(5,349)	(4,941)
Non-cash amortization included in property operating expenses (2)	(200)	(199)	(199)	(199)	(199)	(798)	(798)
Cash Basis NOI	$ 168,642	$ 156,793	$ 157,264	$ 158,585	$ 167,923	$ 641,284	$ 634,889
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 66,328	$ 35,793	$ 17,402	$ 32,281	$ 42,885	$ 151,803	$ 141,295
Gain on sale of properties	(46,055)	—	—	—	—	(46,055)	(4,061)
Income before gain on sale of properties	20,273	35,793	17,402	32,281	42,885	105,748	137,234
Equity in earnings of an investee	(75)	(31)	(374)	(128)	(30)	(608)	(137)
Income tax expense	154	109	99	92	106	454	424
Loss on early extinguishment of debt	—	274	7,353	—	437	7,627	526
Interest expense	40,625	40,105	40,800	43,488	43,737	165,019	167,574
Interest and other income	(83)	(128)	(76)	(120)	(99)	(406)	(430)
Dividend income	(659)	(659)	(659)	(659)	(659)	(2,637)	(2,108)
Operating income	60,235	75,463	64,545	74,954	86,377	275,197	303,083
Impairment of assets	—	—	5,082	—	1,744	5,082	18,674
Acquisition and certain other transaction related costs	255	—	—	292	642	547	2,085
General and administrative expense	45,813	19,883	22,922	15,083	11,619	103,702	46,559
Depreciation and amortization expense	67,398	66,619	69,669	73,175	72,893	276,861	287,831
Property NOI	173,701	161,965	162,218	163,504	173,275	661,389	658,232
Non-cash amortization included in property operating expenses (2)	(200)	(199)	(199)	(199)	(199)	(798)	(798)
Lease value amortization	(1,386)	(1,352)	(1,320)	(1,291)	(1,147)	(5,349)	(4,941)
Non-cash straight line rent adjustments	(3,473)	(3,621)	(3,435)	(3,429)	(4,006)	(13,958)	(17,604)
Cash Basis NOI	$ 168,642	$ 156,793	$ 157,264	$ 158,585	$ 167,923	$ 641,284	$ 634,889

(1) See Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
21

CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended			For the Year Ended		
	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	% Change
NOI:						
Triple Net Leased Senior Living Communities	$ 78,301	$ 77,428	1.1 %	$ 280,641	$ 274,864	2.1 %
Managed Senior Living Communities	23,066	24,406	(5.5)%	93,297	98,627	(5.4)%
Total Senior Living Communities	101,367	101,834	(0.5)%	373,938	373,491	0.1 %
Life Science	35,003	34,530	1.4 %	138,413	134,141	3.2 %
Medical Office	32,761	32,332	1.3 %	130,784	132,330	(1.2)%
Total MOB Portfolio	67,764	66,862	1.3 %	269,197	266,471	1.0 %
Non-Segment (2)	4,570	4,579	(0.2)%	18,254	18,270	(0.1)%
Total	$ 173,701	$ 173,275	0.2 %	$ 661,389	$ 658,232	0.5 %
Cash Basis NOI:						
Triple Net Leased Senior Living Communities	$ 77,542	$ 76,480	1.4 %	$ 277,578	$ 270,731	2.5 %
Managed Senior Living Communities	23,066	24,406	(5.5)%	93,297	98,627	(5.4)%
Total Senior Living Communities	100,608	100,886	(0.3)%	370,875	369,358	0.4 %
Life Science	31,069	30,926	0.5 %	123,548	119,764	3.2 %
Medical Office	32,587	31,724	2.7 %	129,377	128,267	0.9 %
Total MOB Portfolio	63,656	62,650	1.6 %	252,925	248,031	2.0 %
Non-Segment (2)	4,378	4,387	(0.2)%	17,484	17,500	(0.1)%
Total	$ 168,642	$ 167,923	0.4 %	$ 641,284	$ 634,889	1.0 %

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
22

SAME PROPERTY NOI AND CASH BASIS NOI

SAME PROPERTY NOI AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended (2)			For the Year Ended (3)		
	12/31/2017	12/31/2016	% Change	12/31/2017	12/31/2016	% Change
NOI:						
Triple Net Leased Senior Living Communities	$ 76,706	$ 76,195	0.7 %	$ 267,902	$ 265,221	1.0 %
Managed Senior Living Communities	22,134	22,917	(3.4)%	88,921	93,222	(4.6)%
Total Senior Living Communities	98,840	99,112	(0.3)%	356,823	358,443	(0.5)%
Life Science	33,513	34,171	(1.9)%	128,298	129,063	(0.6)%
Medical Office	31,850	32,408	(1.7)%	126,992	129,193	(1.7)%
Total MOB Portfolio	65,363	66,579	(1.8)%	255,290	258,256	(1.1)%
Non-Segment (4)	4,570	4,579	(0.2)%	18,254	18,270	(0.1)%
Total	$ 168,773	$ 170,270	(0.9)%	$ 630,367	$ 634,969	(0.7)%
Cash Basis NOI:						
Triple Net Leased Senior Living Communities	$ 75,947	$ 75,247	0.9 %	$ 264,839	$ 261,049	1.5 %
Managed Senior Living Communities	22,134	22,917	(3.4)%	88,921	93,222	(4.6)%
Total Senior Living Communities	98,081	98,164	(0.1)%	353,760	354,271	(0.1)%
Life Science	29,711	30,615	(3.0)%	114,623	115,379	(0.7)%
Medical Office	31,719	31,800	(0.3)%	125,919	125,424	0.4 %
Total MOB Portfolio	61,430	62,415	(1.6)%	240,542	240,803	(0.1)%
Non-Segment (4)	4,378	4,387	(0.2)%	17,484	17,500	(0.1)%
Total	$ 163,889	$ 164,966	(0.7)%	$ 611,786	$ 612,574	(0.1)%

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

(2) Consists of properties owned continuously and properties owned and managed continuously by the same operator since October 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

(3) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

(4) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
23

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED DECEMBER 31, 2017 AND 2016

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT [(1)]

(dollars in thousands)

	For the Three Months Ended December 31, 2017					For the Three Months Ended December 31, 2016				
	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	MOBs	Non-Segment [(2)]	Total	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	MOBs	Non-Segment [(2)]	Total
Calculation of NOI and Cash Basis NOI:										
Rental income / residents fees and services	$ 78,301	$ 98,981	$ 96,714	$ 4,570	$ 278,566	$ 77,428	$ 99,019	$ 93,270	$ 4,579	$ 274,296
Property operating expenses	—	(75,915)	(28,950)	—	(104,865)	—	(74,613)	(26,408)	—	(101,021)
Property net operating income (NOI)	$ 78,301	$ 23,066	$ 67,764	$ 4,570	$ 173,701	$ 77,428	$ 24,406	$ 66,862	$ 4,579	$ 173,275
NOI change	1.1%	(5.5)%	1.3 %	(0.2)%	0.2 %					
Property NOI	$ 78,301	$ 23,066	$ 67,764	$ 4,570	$ 173,701	$ 77,428	$ 24,406	$ 66,862	$ 4,579	$ 173,275
Less:										
Non-cash straight line rent adjustments	759	—	2,577	137	3,473	948	—	2,921	137	4,006
Lease value amortization	—	—	1,331	55	1,386	—	—	1,092	55	1,147
Non-cash amortization included in property operating expenses [(3)]	—	—	200	—	200	—	—	199	—	199
Cash Basis NOI	$ 77,542	$ 23,066	$ 63,656	$ 4,378	$ 168,642	$ 76,480	$ 24,406	$ 62,650	$ 4,387	$ 167,923
Cash Basis NOI change	1.4%	(5.5)%	1.6 %	(0.2)%	0.4 %					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 78,301	$ 23,066	$ 67,764	$ 4,570	$ 173,701	$ 77,428	$ 24,406	$ 66,862	$ 4,579	$ 173,275
Less:										
NOI not included in same property	1,595	932	2,401	—	4,928	1,233	1,489	283	—	3,005
Same property NOI [(4)]	$ 76,706	$ 22,134	$ 65,363	$ 4,570	$ 168,773	$ 76,195	$ 22,917	$ 66,579	$ 4,579	$ 170,270
Same property NOI change	0.7%	(3.4)%	(1.8)%	(0.2)%	(0.9)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI [(4)]	$ 76,706	$ 22,134	$ 65,363	$ 4,570	$ 168,773	$ 76,195	$ 22,917	$ 66,579	$ 4,579	$ 170,270
Less:										
Non-cash straight line rent adjustments	759	—	2,400	137	3,296	948	—	2,873	137	3,958
Lease value amortization	—	—	1,333	55	1,388	—	—	1,092	55	1,147
Non-cash amortization included in property operating expenses [(3)]	—	—	200	—	200	—	—	199	—	199
Same property cash basis NOI [(4)]	$ 75,947	$ 22,134	$ 61,430	$ 4,378	$ 163,889	$ 75,247	$ 22,917	$ 62,415	$ 4,387	$ 164,966
Same property cash basis NOI change	0.9%	(3.4)%	(1.6)%	(0.2)%	(0.7)%					

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since October 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

24

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT [(1)]

(dollars in thousands)

	For the Year Ended December 31, 2017					For the Year Ended December 31, 2016				
Calculation of NOI and Cash Basis NOI:	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	MOB	Non-Segment [(2)]	Total	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	MOBs	Non-Segment [(2)]	Total
Rental income / residents fees and services	$ 280,641	$ 393,797	$ 382,127	$ 18,254	$ 1,074,819	$ 275,697	$ 391,822	$ 372,233	$ 18,270	$ 1,058,022
Property operating expenses	—	(300,500)	(112,930)	—	(413,430)	(833)	(293,195)	(105,762)	—	(399,790)
Property net operating income (NOI)	$ 280,641	$ 93,297	$ 269,197	$ 18,254	$ 661,389	$ 274,864	$ 98,627	$ 266,471	$ 18,270	$ 658,232
NOI change	2.1%	(5.4)%	1.0 %	(0.1)%	0.5 %					
Property NOI	$ 280,641	$ 93,297	$ 269,197	$ 18,254	$ 661,389	$ 274,864	$ 98,627	$ 266,471	$ 18,270	$ 658,232
Less:										
Non-cash straight line rent adjustments	3,063	—	10,346	549	13,958	4,133	—	12,922	549	17,604
Lease value amortization	—	—	5,128	221	5,349	—	—	4,720	221	4,941
Non-cash amortization included in property operating expenses [(3)]	—	—	798	—	798	—	—	798	—	798
Cash Basis NOI	$ 277,578	$ 93,297	$ 252,925	$ 17,484	$ 641,284	$ 270,731	$ 98,627	$ 248,031	$ 17,500	$ 634,889
Cash Basis NOI change	2.5%	(5.4)%	2.0 %	(0.1)%	1.0 %					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 280,641	$ 93,297	$ 269,197	$ 18,254	$ 661,389	$ 274,864	$ 98,627	$ 266,471	$ 18,270	$ 658,232
Less:										
NOI not included in same property	12,739	4,376	13,907	—	31,022	9,643	5,405	8,215	—	23,263
Same property NOI [(4)]	$ 267,902	$ 88,921	$ 255,290	$ 18,254	$ 630,367	$ 265,221	$ 93,222	$ 258,256	$ 18,270	$ 634,969
Same property NOI change	1.0%	(4.6)%	(1.1)%	(0.1)%	(0.7)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI [(4)]	$ 267,902	$ 88,921	$ 255,290	$ 18,254	$ 630,367	$ 265,221	$ 93,222	$ 258,256	$ 18,270	$ 634,969
Less:										
Non-cash straight line rent adjustments	3,063	—	8,966	549	12,578	4,172	—	12,241	549	16,962
Lease value amortization	—	—	4,984	221	5,205	—	—	4,421	221	4,642
Non-cash amortization included in property operating expenses [(3)]	—	—	798	—	798	—	—	791	—	791
Same property cash basis NOI [(4)]	$ 264,839	$ 88,921	$ 240,542	$ 17,484	$ 611,786	$ 261,049	$ 93,222	$ 240,803	$ 17,500	$ 612,574
Same property cash basis NOI change	1.5%	(4.6)%	(0.1)%	(0.1)%	(0.1)%					

(1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

25

CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA

CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

(amounts in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	12/31/2017	12/31/2016
Net income	$ 66,328	$ 35,793	$ 17,402	$ 32,281	$ 42,885	$ 151,803	$ 141,295
Interest expense	40,625	40,105	40,800	43,488	43,737	165,019	167,574
Income tax expense	154	109	99	92	106	454	424
Depreciation and amortization expense	67,398	66,619	69,669	73,175	72,893	276,861	287,831
EBITDA	174,505	142,626	127,970	149,036	159,621	594,137	597,124
General and administrative expense paid in common shares (2)	530	593	643	390	61	2,155	2,195
Estimated business management incentive fees (3)	(22,048)	8,022	10,760	3,266	—	—	—
Acquisition and certain other transaction related costs	255	—	—	292	642	547	2,085
Impairment of assets	—	—	5,082	—	1,744	5,082	18,674
Loss on early extinguishment of debt	—	274	7,353	—	437	7,627	526
Gain on sale of properties	(46,055)	—	—	—	—	(46,055)	(4,061)
Adjusted EBITDA	$ 107,187	$ 151,515	$ 151,808	$ 152,984	$ 162,505	$ 563,493	$ 616,543

(1) See Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures.

(2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.

(3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA includes business management incentive fee expense of $55,740 for both the three months and year ended December 31, 2017.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
26

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO [1]

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	12/31/2017	12/31/2016
Net income attributable to common shareholders	$ 65,000	$ 34,414	$ 16,042	$ 32,155	$ 42,885	$ 147,610	$ 141,295
Depreciation and amortization expense	67,398	66,619	69,669	73,175	72,893	276,861	287,831
Noncontrolling interest's share of net FFO adjustments	(5,304)	(5,305)	(5,305)	(456)	—	(16,370)	—
Gain on sale of properties	(46,055)	—	—	—	—	(46,055)	(4,061)
Impairment of assets	—	—	5,082	—	1,744	5,082	18,674
FFO	81,039	95,728	85,488	104,874	117,522	367,128	443,739
Estimated business management incentive fees [2]	(22,048)	8,022	10,760	3,266	—	—	—
Acquisition and certain other transaction related costs	255	—	—	292	642	547	2,085
Loss on early extinguishment of debt	—	274	7,353	—	437	7,627	526
Normalized FFO	$ 59,246	$ 104,024	$ 103,601	$ 108,432	$ 118,601	$ 375,302	$ 446,350
Weighted average common shares outstanding (basic)	237,467	237,421	237,399	237,391	237,391	237,420	237,345
Weighted average common shares outstanding (diluted)	237,475	237,460	237,445	237,416	237,393	237,452	237,382
Per Common Share Data (basic and diluted):							
Net income attributable to common shareholders	$ 0.27	$ 0.14	$ 0.07	$ 0.14	$ 0.18	$ 0.62	$ 0.60
FFO	$ 0.34	$ 0.40	$ 0.36	$ 0.44	$ 0.50	$ 1.55	$ 1.87
Normalized FFO	$ 0.25	$ 0.44	$ 0.44	$ 0.46	$ 0.50	$ 1.58	$ 1.88

(1) See Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO includes business management incentive fee expense of $55,740 for both the three months and year ended December 31, 2017. Excluding business management incentive fee expense, Normalized FFO would have been $0.48 and $1.82 for the three months and year ended December 31, 2017, respectively.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

27

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 28 DEFINITIONS OF CER TAIN NON-GAA P FINANCIA L MEASURE S NOI and Cash Basis NOI The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because these measures reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 26. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributable to common shareholders and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO We calculate FFO and Normalized FFO as shown on page 27. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization and the difference between net income attributable to common shareholders and FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from Nareit's definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and certain other transaction related costs expensed under GAAP such as legal and professional fees associated with our acquisition and disposition activities, gains and losses on early extinguishment of debt, if any, and Normalized FFO from noncontrolling interest, net of FFO, if any. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributable to common shareholders and operating income. We believe that FFO and Normalized FFO provide useful information to investors, because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 29 PORTFOLIO INFORMATION 29 The Stratford, Carmel, IN Tenant: Maxwell Group 213 Living Units

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 30PORTFOLIO SUMMA RY B Y GEOGRAPHIC DIVERSIFIC ATION AND PROPERT Y TYP E PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE (1) Cost of real estate properties is before depreciation and less impairment write downs, if any, and excludes properties classified as held for sale, if any. (2) See Page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. Property Type Independent Living: 30% Assisted Living: 25% SNFs: 3% Life Science: 20% Medical Office: 19% Wellness Centers: 3% Geographic Diversification MA: 14% CA: 11% FL: 9% TX: 7% GA: 5% WI: 4% MD: 4% NC: 3% IN: 3% NY: 3% 32 Other States + D.C.: 37% (1) (2)(based on Cost of Real Estate Properties as of December 31, 2017) (based on Q4 2017 NOI)

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

(dollars in thousands, except investment per unit or square foot)

As of December 31, 2017

	Number of Properties	Number of Units or Square Feet	Carrying Value of Investment [1]	% of Total Investment	Investment per Unit or Square Foot [2]	Q4 2017 Revenues	% of Q4 2017 Total Revenues	Q4 2017 NOI [3]	% of Q4 2017 Total NOI
Property Type:									
Independent living [4]	68	16,150	$ 2,281,959	26.9%	$ 141,298	$ 94,395	33.9%	$ 51,780	29.9%
Assisted living [4]	198	14,552	2,142,994	25.3%	$ 147,265	77,258	27.8%	43,958	25.3%
Skilled nursing facilities [4]	39	4,131	183,854	2.2%	$ 44,506	5,629	2.0%	5,629	3.2%
Subtotal senior living communities	305	34,833	4,608,807	54.4%	$ 132,312	177,282	63.7%	101,367	58.4%
Life science	23	4,482,138	1,858,021	21.9%	$ 415	45,171	16.2%	35,003	20.2%
Medical office	102	7,583,874	1,830,012	21.6%	$ 241	51,543	18.5%	32,761	18.8%
Subtotal MOBs [5]	125	12,066,012 sq. ft.	3,688,033	43.5%	$ 306	96,714	34.7%	67,764	39.0%
Wellness centers	10	812,000 sq. ft.	178,110	2.1%	$ 219	4,570	1.6%	4,570	2.6%
Total	440		$ 8,474,950	100.0%		$ 278,566	100.0%	$ 173,701	100.0%
Tenant / Operator / Managed Properties:									
Five Star	185	20,133	$ 2,330,630	27.6%	$ 115,762	$ 57,100	20.5%	$ 57,100	32.9%
Sunrise Senior Living / Marriott [6]	3	1,197	—	—%	$ —	5,435	2.0%	5,435	3.1%
Brookdale Senior Living	18	940	69,669	0.8%	$ 74,116	3,790	1.4%	3,790	2.2%
11 private senior living companies (combined)	29	3,520	569,461	6.7%	$ 161,779	11,976	4.3%	11,976	6.9%
Subtotal triple net leased senior living communities	235	25,790	2,969,760	35.1%	$ 115,152	78,301	28.2%	78,301	45.1%
Managed senior living communities [7]	70	9,043	1,639,047	19.3%	$ 181,250	98,981	35.5%	23,066	13.3%
Subtotal senior living communities	305	34,833	4,608,807	54.4%	$ 132,312	177,282	63.7%	101,367	58.4%
Life science	23	4,482,138	1,858,021	21.9%	$ 415	45,171	16.2%	35,003	20.2%
Medical office	102	7,583,874	1,830,012	21.6%	$ 241	51,543	18.5%	32,761	18.8%
Subtotal MOBs [5]	125	12,066,012 sq. ft.	3,688,033	43.5%	$ 306	96,714	34.7%	67,764	39.0%
Wellness centers	10	812,000 sq. ft.	178,110	2.1%	$ 219	4,570	1.6%	4,570	2.6%
Total	440		$ 8,474,950	100.0%		$ 278,566	100.0%	$ 173,701	100.0%

(1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any. Amounts exclude investment carrying value of four senior living communities classified as held for sale as of December 31, 2017, which are included in other assets in our consolidated balance sheet.

(2) Represents carrying value of investment divided by the number of living units or rentable square feet, as applicable, at December 31, 2017.

(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount.

(4) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community.

(5) These 125 MOB properties are comprised of 151 buildings. Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties, and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(6) Marriott International, Inc., or Marriott, guarantees the lessee's obligations under these leases. In December 2017, we entered into two agreements to sell our four senior living communities leased to a subsidiary of Sunrise Senior Living, LLC, or Sunrise. We sold one of these communities in December 2017 and expect the closings of the sales of the remaining three communities to occur by March 31, 2018. The three communities were classified as held for sale as of December 31, 2017.

(7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

31

Senior Housing Properties Trust Supplemental Operating and Financial Data, December 31, 2017 32 OCCU PANC Y B Y PROPERT Y TYPE AND TENAN T OCCUPANCY BY PROPERTY TYPE AND TENANT (1) For the Twelve Months Ended (2) 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Property Type: Independent living 85.7% 86.7% 86.3% 86.3% 86.4% Assisted living 84.5% 84.8% 85.2% 85.9% 86.2% Skilled nursing facilities 76.5% 77.2% 78.2% 78.5% 78.5% Weighted average occupancy senior living communities 84.1% 84.8% 84.8% 85.2% 85.4% Life science 97.4% 99.3% 99.4% 99.3% 98.7% Medical office 94.8% 94.8% 94.6% 94.8% 94.2% Weighted average occupancy MOBs (3) 95.8% 96.5% 96.4% 96.5% 95.9% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% Tenant / Managed Properties: Five Star 82.6% 83.0% 83.3% 83.6% 83.9% Brookdale Senior Living 83.2% 83.2% 83.9% 84.5% 85.6% 11 private senior living companies (combined) 87.6% 88.5% 89.0% 89.3% 88.8% Weighted average occupancy triple net leased senior living communities 83.4% 83.8% 84.2% 84.5% 84.7% Managed senior living communities (4) 86.1% 86.3% 86.6% 87.2% 87.3% Weighted average occupancy senior living communities 84.1% 84.8% 84.8% 85.2% 85.4% Life science 97.4% 99.3% 99.4% 99.3% 98.7% Medical office 94.8% 94.8% 94.6% 94.8% 94.2% Weighted average occupancy MOBs (3) 95.8% 96.5% 96.4% 96.5% 95.9% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% (1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented. (2) Operating data for multi-tenant MOBs are presented as of the end of the period shown; operating data for other tenants are presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. (3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of December 31, 2017 was 95.0%. (4) These senior living communities are managed for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through December 31, 2017, was 85.8%. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties.

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS)

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) [(1)]

	For the Twelve Months Ended				
Tenant	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Five Star	1.15x	1.16x	1.17x	1.19x	1.22x
Brookdale Senior Living	2.38x	2.44x	2.53x	2.59x	2.64x
11 private senior living companies (combined)	1.23x	1.23x	1.26x	1.28x	1.26x
Weighted average rent coverage triple net leased senior living communities	1.21x	1.22x	1.23x	1.26x	1.28x
Wellness centers	1.76x	1.80x	1.85x	1.91x	1.89x
Total	1.24x	1.25x	1.27x	1.30x	1.32x

(1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
33

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1)

(dollars in thousands)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2017	2016	2017	2016
Number of Properties	235	236	235	236
Number of Units	25,790	26,220	25,790	26,220
Occupancy (2)	83.4%	84.7%	83.4%	84.7%
Rent Coverage (2)	1.21x	1.28x	1.21x	1.28x
Rental Income	$ 78,301	$ 77,428	$ 280,641	$ 275,697
NOI (3)	$ 78,301	$ 77,428	$ 280,641	$ 274,864
Cash Basis NOI (3)	$ 77,542	$ 76,480	$ 277,578	$ 270,731
NOI % change	1.1%		2.1%	
Cash Basis NOI % change	1.4%		2.5%	

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars in thousands)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2017 (4)	2016 (4)	2017 (5)	2016 (5)
Number of Properties	233	233	222	222
Number of Units	25,672	25,672	23,798	23,798
Occupancy (2)	83.2%	84.7%	83.2%	84.7%
Rent Coverage (2)	1.21x	1.27x	1.21x	1.27x
Rental Income	$ 76,706	$ 76,195	$ 267,902	$ 265,221
NOI (3)	$ 76,706	$ 76,195	$ 267,902	$ 265,221
Cash Basis NOI (3)	$ 75,947	$ 75,247	$ 264,839	$ 261,049
NOI % change	0.7%		1.0%	
Cash Basis NOI % change	0.9%		1.5%	

(1) Includes independent and assisted living communities and SNFs.
(2) All tenant operating data presented are based upon the operating results provided by our tenants for the 12 months ended September 30, 2017 and 2016 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants' facility operations of our properties, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented.
(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(4) Consists of triple net leased senior living communities owned continuously since October 1, 2016 and excludes communities classified as held for sale, if any.
(5) Consists of triple net leased senior living communities owned continuously since January 1, 2016 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
34

MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2017	2016	2017	2016
Number of Properties (1)	70	68	70	68
Number of Units (1)	9,043	8,788	9,043	8,788
Occupancy	85.9 %	85.2%	85.8 %	87.2%
Average Monthly Rate (2)	$ 4,254	$ 4,222	$ 4,279	$ 4,243
Average Monthly Rate % Growth	0.8 %		0.8 %	
Residents Fees and Services	$ 98,981	$ 99,019	$ 393,797	$ 391,822
Property Operating Expenses	(75,915)	(74,613)	(300,500)	(293,195)
NOI (3)	$ 23,066	$ 24,406	$ 93,297	$ 98,627
NOI Margin % (4)	23.3 %	24.6%	23.7 %	25.2%
NOI % Change	(5.5)%		(5.4)%	

MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended December 31,		As of and For the Year Ended December 31,	
	2017 (5)	2016 (5)	2017 (6)	2016 (6)
Number of Properties	63	63	60	60
Number of Units	8,407	8,407	8,106	8,106
Occupancy	87.4 %	86.5%	86.1 %	87.2%
Average Monthly Rate (2)	$ 4,262	$ 4,222	$ 4,265	$ 4,213
Average Monthly Rate % Growth	0.9 %		1.2 %	
Residents Fees and Services	$ 94,193	$ 94,023	$ 366,115	$ 366,701
Property Operating Expenses	(72,059)	(71,106)	(277,194)	(273,479)
NOI (3)	$ 22,134	$ 22,917	$ 88,921	$ 93,222
NOI Margin % (4)	23.5 %	24.4%	24.3 %	25.4%
NOI % Change	(3.4)%		(4.6)%	

(1) Includes only those managed senior living communities owned and managed for our account during the periods presented.
(2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days.
(3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(4) NOI margin % is defined as NOI as a percentage of residents fees and services.
(5) Consists of managed senior living communities owned and managed by the same operator continuously since October 1, 2016 and excludes communities classified as held for sale, if any.
(6) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2016 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
35

MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(THREE MONTHS ENDED DECEMBER 31, 2017 AND 2016)

SNH

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2017			As of and For the Three Months Ended December 31, 2016		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Properties	23	102	125	20	99	119
Number of Buildings	34	117	151	31	114	145
Square Feet (1)	4,482	7,584	12,066	4,255	7,176	11,431
Occupancy (2)	97.4 %	93.5 %	95.0 %	99.3%	94.8%	96.5%
Rental Income (3)	$ 45,171	$ 51,543	$ 96,714	$ 42,384	$ 50,886	$ 93,270
NOI (4)	$ 35,003	$ 32,761	$ 67,764	$ 34,530	$ 32,332	$ 66,862
Cash Basis NOI (4)	$ 31,069	$ 32,587	$ 63,656	$ 30,926	$ 31,724	$ 62,650
NOI Margin % (5)	77.5 %	63.6 %	70.1 %	81.5%	63.5%	71.7%
Cash Basis NOI Margin % (6)	75.9 %	61.9 %	68.1 %	75.6%	62.0%	68.0%
NOI % Change	1.4 %	1.3 %	1.3 %			
Cash Basis NOI % Change	0.5 %	2.7 %	1.6 %			

MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended December 31, 2017 (7)			As of and For the Three Months Ended December 31, 2016 (7)		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Properties	19	99	118	19	99	118
Number of Buildings	30	114	144	30	114	144
Square Feet (1)	4,159	7,181	11,340	4,159	7,176	11,335
Occupancy (2)	97.3 %	93.5 %	94.9 %	99.3%	94.8%	96.4%
Rental Income (3)	$ 43,149	$ 49,965	$ 93,114	$ 42,010	$ 50,886	$ 92,896
NOI (4)	$ 33,513	$ 31,850	$ 65,363	$ 34,171	$ 32,408	$ 66,579
Cash Basis NOI (4)	$ 29,711	$ 31,719	$ 61,430	$ 30,615	$ 31,800	$ 62,415
NOI Margin % (5)	77.7 %	63.7 %	70.2 %	81.3%	63.7%	71.7%
Cash Basis NOI Margin % (6)	75.9 %	62.1 %	68.2 %	75.6%	62.2%	68.2%
NOI % Change	(1.9)%	(1.7)%	(1.8)%			
Cash Basis NOI % Change	(3.0)%	(0.3)%	(1.6)%			

(1) Prior periods exclude space re-measurements made subsequent to those periods.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes some triple net lease rental income.
(4) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(5) NOI margin % is defined as NOI as a percentage of rental income.
(6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any.
(7) Consists of MOBs owned continuously since October 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
36

MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(YEARS ENDED DECEMBER 31, 2017 AND 2016)

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2017			As of and For the Year Ended December 31, 2016		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Properties	23	102	125	20	99	119
Number of Buildings	34	117	151	31	114	145
Square Feet (1)	4,482	7,584	12,066	4,255	7,176	11,431
Occupancy (2)	97.4 %	93.5 %	95.0 %	99.3%	94.8%	96.5%
Rental Income (3)	$ 176,483	$ 205,644	$ 382,127	$ 168,341	$ 203,892	$ 372,233
NOI (4)	$ 138,413	$ 130,784	$ 269,197	$ 134,141	$ 132,330	$ 266,471
Cash Basis NOI (4)	$ 123,548	$ 129,377	$ 252,925	$ 119,764	$ 128,267	$ 248,031
NOI Margin % (5)	78.4 %	63.6 %	70.4 %	79.7%	64.9%	71.6%
Cash Basis NOI Margin % (6)	76.7 %	63.2 %	69.1 %	77.0%	64.4%	69.9%
NOI % Change	3.2 %	(1.2)%	1.0 %			
Cash Basis NOI % Change	3.2 %	0.9 %	2.0 %			

MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Year Ended December 31, 2017 (7)			As of and For the Year Ended December 31, 2016 (7)		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Properties	18	98	116	18	98	116
Number of Buildings	29	111	140	29	111	140
Square Feet (1)	3,994	7,052	11,046	3,994	7,047	11,041
Occupancy (2)	97.2 %	93.4 %	94.8 %	99.3%	94.7%	96.3%
Rental Income (3)	$ 165,323	$ 198,535	$ 363,858	$ 163,104	$ 198,757	$ 361,861
NOI (4)	$ 128,298	$ 126,992	$ 255,290	$ 129,063	$ 129,193	$ 258,256
Cash Basis NOI (4)	$ 114,623	$ 125,919	$ 240,542	$ 115,379	$ 125,424	$ 240,803
NOI Margin % (5)	77.6 %	64.0 %	70.2 %	79.1%	65.0%	71.4%
Cash Basis NOI Margin % (6)	75.7 %	63.6 %	68.9 %	76.5%	64.4%	69.7%
NOI % Change	(0.6)%	(1.7)%	(1.1)%			
Cash Basis NOI % Change	(0.7)%	0.4 %	(0.1)%			

(1) Prior periods exclude space re-measurements made subsequent to those periods.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes some triple net lease rental income.
(4) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(5) NOI margin % is defined as NOI as a percentage of rental income.
(6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any.
(7) Consists of MOBs owned continuously since January 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
37

MOB LEASING SUMMARY

MOB LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Properties	125	121	120	120	119
Buildings	151	147	146	146	145
Total sq. ft. (1)	12,066	11,611	11,552	11,552	11,431
Occupancy (2)	95.0%	95.8%	96.5%	96.4%	96.5%
Leasing Activity (sq. ft.):					
New leases	37	50	37	51	138
Renewals	316	352	280	186	43
Total	353	402	317	237	181
Rent Rate on New and Renewed Leases:					
New leases	$ 31.27	$ 34.41	$ 33.18	$ 23.08	$ 26.38
Renewals	$ 29.85	$ 23.20	$ 30.78	$ 31.69	$ 31.46
Average net annual rent	$ 29.99	$ 24.61	$ 31.06	$ 29.83	$ 27.59
Leasing Costs and Concession Commitments (3):					
New leases	$ 1,425	$ 2,928	$ 1,260	$ 1,567	$ 3,013
Renewals	6,597	4,030	5,970	2,801	434
Total	$ 8,022	$ 6,958	$ 7,230	$ 4,368	$ 3,447
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 39.28	$ 58.04	$ 34.23	$ 30.72	$ 21.89
Renewals	$ 20.88	$ 11.45	$ 21.33	$ 15.03	$ 10.09
All new and renewed leases	$ 22.77	$ 17.29	$ 22.83	$ 18.40	$ 19.08
Weighted Average Lease Term (years) (4):					
New leases	8.7	9.7	5.1	5.4	8.1
Renewals	5.9	6.7	4.6	5.6	4.4
All new and renewed leases	6.2	7.2	4.7	5.6	7.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 4.53	$ 6.01	$ 6.65	$ 5.66	$ 2.71
Renewals	$ 3.56	$ 1.71	$ 4.62	$ 2.66	$ 2.30
All new and renewed leases	$ 3.69	$ 2.40	$ 4.87	$ 3.28	$ 2.69

(1) Sq. ft. measurements are subject to modest changes when space is periodically re-measured or re-configured for new tenants.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of December 31, 2017, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization.

The above leasing summary is based on leases entered into during the periods indicated.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
38

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

SNH

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

(dollars in thousands)

As of December 31, 2017

Tenant	Facility Type		Annualized Rental Income (1)	% of Annualized Rental Income (1)	Expiration
1 Five Star Senior Living Inc.	Senior living	$	211,862	27.4%	2024 - 2032
2 Vertex Pharmaceuticals Inc. (2)	MOB - Life science		91,120	11.8%	2028
3 Aurora Health Care, Inc.	MOB - Medical office		16,896	2.2%	2024
4 Cedars-Sinai Medical Center	MOB - Medical office		14,132	1.8%	2018 - 2025
5 Pacifica Senior Living, LLC	Senior living		13,424	1.7%	2023
6 Sunrise Senior Living, LLC / Marriott (3)	Senior living		11,930	1.5%	2023
7 Life Time Fitness, Inc.	Wellness center		10,550	1.4%	2028
8 The Scripps Research Institute	MOB - Life science		10,177	1.3%	2019
9 Brookdale Senior Living, Inc.	Senior living		10,070	1.3%	2032
10 HCA Healthcare, Inc.	MOB - Medical office		7,880	1.0%	2018 - 2025
11 Reliant Medical Group, Inc.	MOB - Medical office		7,595	1.0%	2019
12 Starmark Holdings, LLC	Wellness center		7,546	1.0%	2023
13 Ology Bioservices, Inc.	MOB - Medical office		7,384	1.0%	2031
All Other Tenants (4)			351,491	45.6%	2018 - 2035
Total Tenants		$	772,057	100.0%	

(1) Annualized rental income is based on rents pursuant to existing leases as of December 31, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers.

(2) The property leased by this tenant is owned by a joint venture, in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(3) Includes three communities leased to Sunrise that were classified as held for sale at December 31, 2017. We expect the closings of the sales of these communities to occur by March 31, 2018.

(4) Includes NOI (three months ended December 31, 2017, annualized) from our managed senior living communities.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017
39

PORTFOLIO LEASE EXPIRATION SCHEDULE

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars in thousands)
As of December 31, 2017

Annualized Rental Income [1]

Year	Senior Living Communities [2]	MOBs	Wellness Centers	Total	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring
2018	$ —	$ 20,852	$ —	$ 20,852	2.7%	2.7%
2019	590	44,580	—	45,170	5.9%	8.6%
2020	—	32,817	—	32,817	4.3%	12.9%
2021	1,424	23,613	—	25,037	3.2%	16.1%
2022	—	28,477	—	28,477	3.7%	19.8%
2023 [3]	25,354	14,318	7,546	47,218	6.1%	25.9%
2024	70,755	43,368	—	114,123	14.8%	40.7%
2025	—	13,676	—	13,676	1.8%	42.5%
2026	68,241	19,829	—	88,070	11.4%	53.9%
Thereafter [4]	206,185	139,882	10,550	356,617	46.1%	100.0%
Total	$ 372,549	$ 381,412	$ 18,096	$ 772,057	100.0%	

Average remaining lease term for all properties (weighted by annualized rental income): 8.9 years

Number of Living Units or Square Feet with Leases Expiring [5]

	Living Units / Beds			Square Feet				
Year	Senior Living Communities (Units) [2]	Percent of Total Living Units Expiring	Cumulative Percentage of Total Living Units Expiring	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet Expiring	Cumulative Percentage of Total Square Feet Expiring
2018	—	—%	—%	660,640	—	660,640	5.4%	5.4%
2019	175	0.5%	0.5%	1,410,045	—	1,410,045	11.5%	16.9%
2020	—	—%	0.5%	1,415,186	—	1,415,186	11.5%	28.4%
2021	361	1.0%	1.5%	737,864	—	737,864	6.0%	34.4%
2022	—	—%	1.5%	1,085,530	—	1,085,530	8.8%	43.2%
2023	1,841 [3]	5.3%	6.8%	901,523	354,000	1,255,523	10.2%	53.4%
2024	6,591	19.0%	25.8%	1,639,722	—	1,639,722	13.3%	66.7%
2025	—	—%	25.8%	564,262	—	564,262	4.6%	71.3%
2026	6,857	19.7%	45.5%	658,539		658,539	5.4%	76.7%
Thereafter [4]	18,962	54.5%	100.0%	2,384,671	458,000	2,842,671	23.3%	100.0%
Total	34,787	100.0%		11,457,982	812,000	12,269,982	100.0%	

(1) Annualized rental income is based on rents pursuant to existing leases as of December 31, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers; and includes NOI (three months ended December 31, 2017, annualized) from our managed senior living communities. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned by a joint venture of which we own 55%.

(2) Includes triple net leased and managed independent living communities, assisted living communities, continuing care retirement communities and SNFs. Includes NOI (three months ended December 31, 2017, annualized) from our managed senior living communities.

(3) Includes three communities leased to Sunrise that were classified as held for sale at December 31, 2017. We expect the closings of the sales of these communities to occur by March 31, 2018.

(4) Includes 9,043 living units leased to our TRSs.

(5) Includes 100% of square feet from a property owned by a joint venture of which we own 55%.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, December 31, 2017

40